UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 26, 2025 (March 25, 2025)

LOGILITY SUPPLY CHAIN SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Georgia	0-12456	58-1098795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

470 East Paces Ferry Road, N.E., Atlanta Georgia (Address of principal executive offices)	30305 (Zip Code)
Registrant’s telephone number, including area code: (404) 261-4381

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LGTY	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on January 24, 2025, Logility Supply Chain Solutions, Inc. (“Logility” or the “Company”) entered into an Agreement and Plan of Merger (as it may be amended from time to time, the “Merger Agreement”) with Aptean, Inc., a Delaware corporation (“Aptean”), and Update Merger Sub, Inc., a Georgia corporation and a wholly owned subsidiary of Aptean (“Merger Sub”). The Merger Agreement provides for the acquisition of the Company by Aptean by means of a merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Aptean.

On March 25, 2025, the Merger received clearance under the United Kingdom - National Security and Investment Act 2021, which satisfies one of the conditions to the closing of the Merger. The Merger is expected to close in the second quarter of calendar year 2025, subject to other customary closing conditions, including approval of the Merger by the Company’s shareholders.

Forward-Looking Statements

Statements in this Current Report on Form 8-K (this “Form 8-K”) that are not historical facts are “forward-looking statements” that involve risks and uncertainties that could cause actual results or performance to differ materially from those contained in the forward-looking statements. Such statements are based on management’s expectations as of the date they are made and are not guarantees of future results. Forward-looking statements generally can be identified by the use of forward-looking terminology, such as “anticipate,” “believe,” “continue,” “could,” “expect,” “may,” “should,” “intend,” “seek,” “estimate,” “plan,” “target,” “project,” “likely,” “will,” “future” or other similar words or phrases. These risks and uncertainties include, but are not limited to, factors such as: (i) continuing U.S. and global economic uncertainty and the timing and degree of business recovery; (ii) the irregular pattern of the Company’s revenues; (iii) dependence on particular market segments or customers; (iv) competitive pressures; (v) market acceptance of the Company’s products and services; (vi) technological complexity; (vii) undetected software errors; (viii) potential product liability or warranty claims; (ix) risks associated with new product development; (x) the challenges and risks associated with integration of acquired product lines, companies and services; (xi) uncertainty about the viability and effectiveness of strategic alliances; (xii) the Company’s ability to satisfy in a timely manner all Securities and Exchange Commission (“SEC”) required filings and the requirements of Section 404 of the Sarbanes-Oxley Act of 2002 and the rules and regulations adopted under that Section; (xiii) the ability to obtain regulatory approval and meet other closing conditions to the proposed transaction with Aptean (the “proposed transaction”), including obtaining approval of Logility’s shareholders, on the expected timeframe or at all; (xiv) potential adverse reactions or changes to business relationships, operating results, financial results and the business generally resulting from the announcement, pendency or inability to complete the proposed transaction on the expected timeframe or at all; (xv) actual or threatened litigation relating to the proposed transaction or otherwise; (xvi) the inability to retain key personnel, management or clients, or potential diminished productivity due to the impact of the proposed transaction on the Company’s current and prospective employees, key management, clients and other business partners; (xvii) risks related to diverting management’s attention from the Company’s ongoing business operations; (xviii) unexpected delays, costs, charges, fees or expenses resulting from the proposed transaction or the assumption of undisclosed liabilities related thereto; (xix) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xx) the risk that the price of the Company’s common stock may fluctuate during the pendency of the proposed transaction and may decline significantly if the proposed transaction is not completed; (xxi) the ability to successfully integrate operations and employees and to realize anticipated benefits and synergies of the proposed transaction as rapidly or to the extent anticipated; (xxii) actions by competitors; (xxiii) general adverse economic, political, social and security conditions in the regions in which Logility and Aptean operate; and (xxiv) the other risks and uncertainties discussed under “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended January 31, 2025, and in other documents that the Company subsequently files from time to time with the SEC. Statements in this Form 8-K that are “forward-looking” include, without limitation, statements about Aptean’s proposed transaction to acquire Logility (including the anticipated results, effects and timing of the proposed transaction). You are cautioned not to place undue reliance on these forward‑looking statements, which speak only as of the date of this Form 8-K. Except as required by law, the Company undertakes no obligation to update these forward-looking statements to reflect subsequent events or circumstances after the date of this Form 8‑K.

Additional Information and Where to Find It

In connection with the proposed transaction with Aptean, on March 4, 2025, Logility filed with the SEC a definitive proxy statement on Schedule 14A (the “Proxy Statement”) relating to a special meeting of its shareholders. This communication is not a substitute for the Proxy Statement or any other document that Logility may file with the SEC and send to its shareholders in connection with the proposed transaction. The proposed transaction will be submitted to Logility’s shareholders for their consideration. Before making any voting decision, Logility’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Logility and the proposed transaction.

Investors may obtain a free copy of these materials, including the Proxy Statement, and other documents filed or furnished by the Company with the SEC at the SEC’s website at www.sec.gov, at the Company’s website at www.logility.com or by sending a written request to the Company in care of the Secretary, at Logility Supply Chain Solutions, Inc., 470 East Paces Ferry Road, N.E., Atlanta, Georgia 30305.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOGILITY SUPPLY CHAIN SOLUTIONS, INC.

Dated: March 26, 2025	By:	/s/ Vincent C. Klinges
Name: Vincent C. Klinges
Title: Chief Financial Officer